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                                                                   Exhibit 10.36

                      INTEREP NATIONAL RADIO SALES, INC.



                           1999 STOCK INCENTIVE PLAN


          1. Purpose. The purpose of the 1999 Stock Incentive Plan (the "Plan") is to aid the Company in attracting, retaining and motivating officers, key employees, directors and consultants by providing them with incentives for making significant contributions to the growth and profitability of the Company. This Plan is designed to accomplish this goal by offering stock options and stock appreciation rights, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

          2.   Definitions.

          (a)  Award.  Any form of stock option or stock appreciation right
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granted under this Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of this Plan.

          (b)  Award Agreement.  An agreement between the Company and a
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Participant setting forth the terms, conditions and limitations applicable to an
Award.

          (c)  Board.  The Board of Directors of Interep.
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          (d)  Change in Control.  Has the meaning set forth in Section 7(c).
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          (e)  Class A Shares.  Shares of Interep's Class A Common Stock.
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          (f)  Class B Shares.  Shares of Interep's Class B Common Stock.
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          (g)  Code.  The Internal Revenue Code of 1986, as amended.
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          (h)  Committee.  A committee of the Board designated  by the Board to
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administer this Plan or any subplan under this Plan, consisting of not less than two members of the Board who are not, and were not at any time, officers or employees of the Company.

          (i)  Company.  Interep and its direct and indirect subsidiaries.
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          (j)  Exchange Act.  The Securities Exchange Act of 1934, as amended.
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          (k)  Fair Market Value.  The Fair Market Value of the Stock, as of the
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date it is to be determined, will be (i) if the Stock is listed on a national securities exchange, the closing price of the Stock as reported on such exchange, (ii) if the Stock is not listed on a national securities exchange, but is reported on the Nasdaq National Market or the Nasdaq Small Cap Market, and market information is published on a regular basis in The New York Times or The Wall Street Journal, the average of the published high and low sales price of the Stock or, absent such sales prices, the average of the published daily bid and asked prices of the Stock, (iii) if market information is not so published on a regular basis, the average of the high bid and low asked prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System, or, if not so reported, by a generally accepted reporting service and (iv) if the Stock is not publicly-traded, as determined by the Board or the Committee in good faith, based on a valuation by an independent appraiser (within the meaning of Section 401(a)(28)(C) of the Code). For purposes of this Plan, the Fair Market Value of a Class B Share will be deemed to be the same as the Fair Market Value of a Class A Share.

          (l)  Interep.  Interep National Radio Sales, Inc.
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          (m)  Participant.  An officer, director, employee or consultant of the
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Company to whom an Award has been granted.

          (n)  Permissible Assignee.  Has the meaning set forth in Section 5(a).
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          (o)  Restricted Stock.  Has the meaning set forth in Section 8.
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          (p)  Retirement.  Separation from service with the Company on or after
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the attainment of age 65 or, with the prior written consent of the Company, retirement at an earlier age.

          (q)  Stock.  Authorized and issued or unissued shares of Class A
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Common Stock or Class B Common Stock of Interep or any security issued in exchange or substitution therefor. For all purposes of this Plan, Class A Shares and Class B Shares will be treated the same and references to Stock will be deemed to include Class A Shares and Class B Shares unless otherwise indicated.

          (r)  Stock Option.  Has the meaning set forth in Section 7(a).
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          (s)  Stock Appreciation Right or "SAR".  Has the meaning set forth in
               ---------------------------------
Section 7(b).

          3. Eligibility. Only officers, key employees, consultants, directors who are also officers or employees of the Company and other directors designated as eligible to receive Awards by the Board, are eligible to receive Awards. Key employees are those employees who hold positions of responsibility or whose performance, in the judgment of the Committee, can have a significant effect on the growth and profitability of the Company.

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          4.   Stock Available for Awards.  Subject to Section 14 of this Plan, a total of 2,000,000 shares of Stock, which may be Class A Shares and/or
Class B Shares, as determined by the Committee pursuant to Section 7(a), will be available for issuance pursuant to Awards; provided, however, that the aggregate number of shares of Stock subject to Awards will not exceed 666,667 for any Participant during any three consecutive 12-month periods beginning on or after November 30, 1999. From time to time, the Company will file such documents with governmental authorities and any national exchange or other self-regulatory organizations on which the Class A Shares are listed as are required to make Class A Shares available for issuance pursuant to Awards publicly-tradeable. Shares of Stock issued under this Plan may, in whole or in part, be either authorized but unissued Stock or Stock that has been issued and reacquired by the Company. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in any other manner such that all or some of the shares of Stock covered by an Award are not and will not be issued to a Participant, will be restored to the total number of shares of Stock available for issuance pursuant to Awards. During the term of this Plan, Interep shall at all times reserve and keep available the number of shares of Stock necessary to satisfy the requirements of the Plan.

          5.   Administration.

          (a)  General.  This Plan will be administered by the Committee, which
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will have full and exclusive power to (i) authorize and grant Awards to persons eligible to receive Awards, (ii establish the terms, conditions and limitations of each Award or class of Awards, including those governing the extent, if any, to which an Award may be assigned or transferred; provided, however, that Awards will not be assignable or transferable by a Participant other than to a party who is at the time of transfer a member of the Participant's immediate family or an entity established for the benefit of, or wholly-owned by, the Participant or a member of the Participant's immediate family (a "Permissible Assignee"), (ii construe and interpret this Plan and all Award Agreements, (iv grant waivers of Plan restrictions, including, without limitation, restrictions that are no longer required by applicable laws, rules or regulations, (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out this Plan as it may deem necessary or desirable and (vi take any other action necessary for the proper operation and administration of this Plan. All of such powers will be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of this Plan. Subject to Section 11, the Committee will also have the authority to adopt modifications, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (A) to effect the continuation, acceleration or modification of Awards under certain circumstances, including events which might constitute a Change in Control, (B) to comply with the requirements of the Code or the Exchange Act, including, without limitation, Section 162(m) of the Code and
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or (C) for any other purposes as are consistent with the objectives of this Plan. All such modifications, amendments, rules, procedures, regulations and subplans will be deemed to be a part of this Plan as if stated herein.

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          (b) Subplans.  The Committee's powers will include, without
              --------
limitation, the authority to adopt such subplans as may be necessary or appropriate (i) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants,
(ii) to provide for grants of Awards by means of formulae, standardized criteria or otherwise or (iii) for any other purpose as is consistent with the objectives of this Plan, and to segregate shares of Stock available for issuance under this Plan generally as being available specifically for the purposes of one or more subplans.

          (c) Committee Actions.  All actions of the Committee will require the
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vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority or both of the members of the Committee, and any action so taken will be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning this Plan, including interpretations or constructions of this Plan and any Award Agreement, will be conclusive and binding on all Participants and on any parties validly claiming through any Participants.

          6. Delegation of Authority. The Committee may delegate to the Chief Executive Officer of Interep and to other executive officers of the Company certain of its administrative duties under this Plan, pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate its authority with respect to (a) the selection of eligible persons as Participants, (b) the granting or timing of Awards, (c) establishing the amount, terms and conditions of Awards, (d) interpreting this Plan, any subplan or any Award Agreement or (e) amending or modifying the provisions of this Plan, any subplan or any Award Agreement.

          7. Awards. The Committee will determine the types and timing of Awards to be made to each Participant and will set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award.
Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under this Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction will be deemed to be issued in accordance with the terms and conditions of this Plan. Awards will be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

          No Award will be exercisable prior to the end of six months after the date of grant of the Award. All or part of any Award may be subject to other conditions established by the Committee, and set forth in the Award Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measurements of Company performance.

          The Committee may determine to make either or both of the following
Awards:

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          (a) Stock Options.  A grant of a right to purchase a specified number
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of shares of Stock at an exercise price not less than 100% of the Fair Market
Value of the Stock on the date of grant, during a specified period, all as determined by the Committee. Without limitation, a stock option may be in the form of (i) an incentive stock option which, in addition to being subject to such terms, conditions and limitations as are established by the Committee, complies with Section 422 of the Code, provided that, no more than 666,667 shares of Stock in the aggregate may be subject to options granted as incentive stock options, or (ii) a non-qualified stock option subject to such terms, conditions and limitations as are established by the Committee. No incentive stock option will be granted, however, to any Participant who, at the time of the grant, owns (directly or within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of Interep or any subsidiary or parent corporation of Interep, unless (x) the exercise price of the incentive stock option is at least 110% of the Fair Market Value of a share of Stock on the date the incentive stock option is granted, and
(y) the termination date of such incentive stock option is a date not later than the day preceding the fifth anniversary of the date on which the incentive stock option is granted. Stock subject to stock options granted under this Plan will normally be Class A Shares, but may be Class B Shares if so determined by the Committee.

          (b) Stock Appreciation Rights or "SARs".  A right to receive a
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payment, in cash or Stock, equal to the excess of the Fair Market Value (or other specified valuation) of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if a SAR is granted in tandem with a stock option, valuations on the grant and exercise dates will be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of a SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

          (c) Change in Control.   Notwithstanding the provisions of Sections
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7(a) and (b), Awards may be subject to acceleration of exercisability or vesting in the event of a Change in Control if so determined by the Committee in accordance with this Plan. A "Change in Control" means the occurrence of any of the following events:

          (i) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its affiliates (that is, any subsidiary or parent corporation of the Company, as such terms are used in Section 424 of the Internal Revenue Code of 1986, as amended), any employee benefit plan of the Company or any affiliate, employees of the Company or any affiliate or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

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          (ii)   during any period of 24 consecutive months, individuals (A) who on the date of this Plan constitute the entire Board ("Initial Directors") or (B) whose election, appointment or nomination for election was approved prior to such election or appointment by a vote of at least two-thirds of the Initial Directors who were in office immediately prior to such election or appointment, cease for any reason to constitute at least a majority of the Board;

          (iii) the consummation of a merger, business combination, share exchange, division or other reorganization of the Company with any other corporation, and following such transaction (A) a majority of the directors of the surviving entity are persons who (I) were not directors of the Company immediately prior to the merger or other combination and (II) are not nominees or representatives of the Company, (B) the shareholders of the Company immediately prior to such merger or combination beneficially own, directly or indirectly, less than 60% or more of the combined voting power of the surviving corporation, as well as 60% or more of the total market value of the Company's outstanding equity securities, in substantially the same proportion as they owned the combined voting power of the Company, (C) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act, but excluding the Company, its Affiliates, any employee benefit plan of the Company or any Affiliate, employees of the Company or any Affiliate or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of 30% or more of the securities of the surviving corporation or (D) in the case of a division, 60% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 60% or more of the total market value of each such entity's outstanding equity securities, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction;

          (iv) the consummation of a direct or indirect sale or other disposition of all or substantially all of the assets of the Company;

          (v) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (vi) any other change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act; or

          (vii) any other event or transaction that is (i) declared by resolution of the Committee to be a Change in Control for purposes of this Plan, or (ii) with respect to any individual participant, defined as a Change in Control in any agreement between the Company and such Participant which is approved by the Committee.

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          8.   Payment under Awards.  Payment by the Company pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of Stock, restrictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to as "Restricted Stock". In this regard, no Stock issued on exercise of an Award may be sold, assigned or transferred prior to December 1, 2001, other than to a Permissible Assignee who agrees to be subject to such restriction. The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.

          9. Stock Option Exercise. The price at which shares of Stock may be purchased on exercise of a stock option will be paid in full at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering Stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise, or (b) any other means acceptable to the Committee. The Committee will determine acceptable methods for tendering Stock or surrendering other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appropriate. If shares of Restricted Stock are tendered as consideration for the exercise of a stock option, the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restrictions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Commit tee may also permit Participants to exercise stock options and simultaneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

          10. Tax Withholding. The Company will have the right to deduct applicable taxes from any Award payment or shares of Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. In addition, the Committee may permit Participants to elect to (a) have the Company deduct applicable taxes resulting from any Award payment to, or exercise of an Award by, such Participant by withholding an appropriate number of shares of Stock for payment of tax obligations or (b) tender to the Company for the purpose of satisfying tax payment obligations other Stock held by the Participant. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general will be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be. If a Participant tenders shares of Stock pursuant to clause

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(b) above to satisfy tax payment obligations, the value of such Stock will be the Fair Market Value on the date the Participant tenders such Stock to the Company.

          11. Amendment, Modification, Suspension or Termination of this Plan. The Board may amend, modify, suspend or terminate this Plan, or adopt subplans under this Plan, (a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or (b) for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, this Plan may not be amended without the approval of the stockholders to (i) increase materially the aggregate number of shares of Stock that may be issued under this Plan (except for any increase resulting from adjustments pursuant to Section 14), (ii) increase the aggregate number of shares that may be issued to any individual Participant pursuant to Awards, or (iii) modify materially the requirements as to eligibility for participation in this Plan. Further, this Plan may not be amended in a manner that would alter, impair, amend, modify, suspend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

          12. Termination of Employment. Except as otherwise set forth in an applicable Award Agreement or determined by the Committee, or as otherwise provided in paragraph (a) or (b) of this Section 12, if a Participant's employment or association with the Company terminates, all unexercised, deferred and unpaid Awards (or portions of Awards) will be canceled immediately.

          (a)  Retirement, Resignation or Other Termination.  If a Participant's
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employment by or association with the Company terminates by reason of the
Participant's Retirement or resignation, or for any other reason (other than the Participant's death or disability), the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this
Section 12 to be appropriate to carry out the objectives of this Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

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          (b)  Death or Disability.
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               (i)    In the event of a Participant's death, the Participant's
     estate or beneficiaries will have a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), within which to exercise any outstanding Award held by the Participant, as may be specified in the Award Agreement or as may otherwise be determined by the Committee. All rights in respect of any such outstanding Awards will pass in the following order:
     (A) to beneficiaries so designated in writing by the Participant; or if none, then (B) to the legal repre sentative of the Participant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing will be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as determined by the Committee.

               (ii) If a Participant ceases to be employed by or associated with the Company because the Participant is deemed by the Company to be disabled, outstanding Awards held by the Participant may be paid to or exercised by the Participant, if legally competent, or by a committee or other legally designated guardian or representative if the Participant is legally incompetent, for a period, not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the termination of his employment by or association with the Company, as may be specified in the Award Agreement or as may otherwise be determined by the Committee.

               (iii) After the death or disability of a Participant, the Committee may at any time (A) terminate restrictions with respect to Awards held by the Participant, (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

               (iv) In the event of uncertainty as to the interpretation of, or controversies concerning, paragraph (b) of this Section 12, the Committee's determinations will be binding and conclusive on all Participants and any parties validly claiming through them.

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          13.  Nonassignability.

          (a) Except as the Committee may expressly provide otherwise in or with respect to an Award Agreement, in each case in accordance with paragraph
(a)(ii) of Section 5, and except as provided in paragraphs (a) and (b) of
Section 12 and paragraph (b) of this Section 13, no Award or any other benefit under this Plan, or any right with respect thereto, will be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

          (b) If a Participant's employment by or association with the Company terminates in order for such Participant to assume a position with a governmental, charitable or educational agency or institution, and the Participant retains Awards pursuant to paragraph (a) of Section 12, the Committee, in its discretion and to the extent permitted by law, may authorize a third party (including, without limitation, the trustee of a "blind" trust), acceptable to the applicable authorities, the Participant and the Committee, to act on behalf of the Participant with respect to such Awards.

          14. Adjustments. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee will adjust proportionally (a) the number of shares of Stock (i) reserved under this Plan,
(ii) available for options or SARs and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, will be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee will be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards.

          15. Notice. Any written notice to Interep required by any of the provisions of this Plan will be addressed to the Committee, c/o the Secretary of Interep, and will become effective when received by the Secretary.

          16. Unfunded Plan. Insofar as this Plan provides for Awards of cash or Stock, this Plan will be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under this Plan, any such accounts will be used merely as a bookkeeping convenience. Unless the Board otherwise determines, (a) the Company will not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor will this Plan be construed as providing for such segregation, nor will the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under this

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Plan, (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under this Plan will be based solely upon any contractual obligations that may be created by this Plan and an Award Agreement, (c) no such obligation of the Company will be deemed to be secured by any pledge or other encumbrance on any property of the Company and (d) neither the Company, the Board nor the Committee will be required to give any security or bond for the performance of any obligation that may be created by or pursuant to this Plan.

          17. Payments to Trust. Notwithstanding the provisions of Section 16, the Board or the Committee may cause to be established one or more trust agreements pursuant to which the Committee may make payments of cash, or deposit shares of Stock, due or to become due under this Plan to Participants.

          18. No Right to Employment. Neither the adoption of this Plan nor the granting of any Award will confer on any Participant any right to continued employment by or association with the Company or in any way interfere with the Company's right to terminate the employment or association of any Participant at any time, with or without cause, and without liability therefor. Awards, payments and other benefits received by a Participant under this Plan will not be deemed a part of the Participant's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

          19. Governing Law; Construction. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, will be governed by and construed under the laws of the State of New York. References in this Plan to Sections are to the sections of this Plan.

          20. Effective and Termination Dates. This Plan, and any amendment hereof requiring shareholder approval, will become effective as of the date of its approval by the sharehold ers of Interep by either (i) the affirmative vote of a majority of the votes cast at a shareholders' meeting at which the approval of this Plan (or any such amendment) is considered; provided that the total vote cast represents over 50% of all shares entitled to vote on the proposal, or (ii) by written consent of a majority of all shares entitled to vote. This Plan will terminate ten years after its initial effective date, subject to earlier termination by the Board pursuant to Section 11, except as to Awards then outstanding.

                                     -11-